UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 2, 2006
                Date of report (Date of earliest event reported)

                               ConAgra Foods, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        1-7275                                         47-0248710
(Commission File Number)                     (IRS Employer Identification No.)

          One ConAgra Drive
               Omaha, NE                                 68102
(Address of Principal Executive Offices)               (Zip Code)

                                 (402) 595-4000
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to
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


Item 2.05.  Costs Associated with Exit or Disposal Activities

         ConAgra Foods previously filed a Form 8-K dated February 2, 2006 on its plan, authorized by its board of directors, providing for (a) the divestment of most of its refrigerated meat businesses, including the Armour, Butterball and Eckrich brands, and (b) changes designed to streamline its operating structure, including moving its Grocery Foods headquarters from Irvine, California to Naperville, Illinois and further centralizing its shared services. The company is filing this amendment to the Form 8-K to provide its estimates of accounting charges it will take in connection with the plan.

         In connection with the changes designed to streamline its operating structure, including moving its Grocery Foods headquarters from Irvine, California to Naperville, Illinois, further centralizing its shared services, and projects designed to reduce its manufacturing costs, the company expects to take pre-tax accounting charges estimated to be approximately $183 million, including approximately $75 million of non-cash charges. The company estimate of the accounting charges is as follows:

                                                                 Estimate
                  Type of Cost                                ($ millions)
                  ------------                                ------------
              Severance and related                            $    37
              Accelerated depreciation                              54
              Restructuring plan implementation costs               66
              Assets impairments                                    14
              Inventory charges                                      3
              Contract and lease termination                         1
              Other                                                  8
                                                               -------
              Total                                            $   183
                                                               =======

Projects identified to date are expected to be substantially completed by early fiscal 2008.

Item 2.06.  Material Impairments

In addition to the divestiture of most of its refrigerated meat businesses, the company also announced plans to divest its domestic and imported cheese businesses. In connection with those divestitures, the company also expects it will record a pre-tax non-cash charge of approximately $170 million to adjust the book value of the assets to be sold, including related goodwill. In addition, in connection with the sale of its Cook's Ham, seafood and other businesses, the company expects to record aggregate pre-tax gains in the range of $100 million to $110 million over the next several quarters.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CONAGRA FOODS, INC.


Date:  March 17, 2006          By:      /s/ Frank S. Sklarsky
                                   ---------------------------------------
                                   Name:   Frank S. Sklarsky
                                   Title:  Executive Vice President,
                                           Chief Financial Officer